Exhibit 10.1

WELLS FARGO BANK, NATIONAL ASSOCIATION

2450 Colorado Avenue

Suite 3000 West

Santa Monica, CA 90404

Dated as of April 18, 2014

INFUSYSTEM, INC.

31700 Research Park Drive

Madison Heights, MI

Attn: Chief Financial Officer

Re:	Amendment Number One to Credit Agreement

Ladies and Gentlemen:

Reference hereby is made to that certain Credit Agreement, dated as of November 30, 2012 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders from time to time party thereto (such lenders, together with their respective successors and permitted assigns, in such capacity, each, individually a “Lender” and collectively, the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), as lead arranger, as book runner, and as documentation agent, INFUSYSTEM HOLDINGS, INC., a Delaware corporation (“Parent”), INFUSYSTEM HOLDINGS USA, INC., a Delaware corporation (“Holdings”), INFUSYSTEM, INC., a California corporation (“Infusystem”), FIRST BIOMEDICAL, INC., a Kansas corporation (“FBI”; FBI and Infusystem are referred to hereinafter each individually as a “Borrower” and individually and collectively, jointly and severally, as the “Borrowers”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Holdings and Borrowers have requested that Agent and the Lenders make certain amendments to the Credit Agreement.

Accordingly, Holdings, Borrowers, Agent, and the undersigned Lenders hereby agree as follows:

1.	Amendments to Credit Agreement.

(a) Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating clause (f) of the defined term “Eligible Inventory” in its entirety as follows:

“(f) it is located on real property leased by a Borrower or in a contract warehouse, in each case, unless it is subject to a Collateral Access Agreement executed by the lessor or warehouseman, as the case may be, and unless it is segregated or otherwise separately identifiable from goods of others, if any, stored on the premises; provided, that Inventory located at a Borrower’s leased real property location at 11102-11134 Strang Line Road, Lenexa, Kansas 66215, shall not be excluded by operation of this clause (f) solely as a result of such location not being subject to a Collateral Access Agreement if Agent shall have implemented a Landlord Reserve for such location,”

(b) Schedule E-1 to the Credit Agreement is hereby amended by (i) deleting such schedule in its entirety, and (ii) inserting Schedule E-1 attached in Annex A attached hereto in lieu thereof.

(c) Schedule 4.24(a) to the Credit Agreement is hereby amended by (i) deleting such schedule in its entirety, and (ii) inserting Schedule 4.24(a) attached in Annex A attached hereto in lieu thereof.

2.	Miscellaneous.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, this letter agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lender Group under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each of Holdings and each Borrower hereby represents and warrants to Agent and the Lenders that as of the date hereof no Default or Event of Default has occurred and is continuing. Nothing herein shall be deemed to entitle the Loan Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

(b) Upon and after the effectiveness of this letter agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this letter agreement, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

(d) This letter agreement is a Loan Document.

(e) THIS LETTER AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

(f) Each Loan Party consents to the amendments to the Credit Agreement set forth in this letter agreement and agrees that all Obligations owing by such Person are unconditionally owing by such Person to Agent and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever.

(g) Each Loan Party hereby reaffirms its obligations under each Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Guaranty and Security Agreement or any other Loan Document, to Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof. Each Loan Party hereby further does grant to Agent, for the benefit of the Lender Group and the Bank Product Providers, a perfected security interest in the Collateral (as defined in the Guaranty and Security Agreement) in order to secure all of its present and future Obligations.

(h) Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, Guaranty and Security Agreement, and the other Loan Documents effective as of the date hereof and as amended hereby.

(i) This letter agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this letter agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this letter agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this letter agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be executed and delivered by their duly authorized officers.

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as a Lender

By:	/s/ Ryan Haight
Name:	Ryan Haight
Title:	Authorized Signatory

PENNANTPARK INVESTMENT CORPORATION, a Maryland corporation, as a Lender

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

PENNANTPARK CREDIT OPPORTUNITIES FUND, LP, a Delaware limited partnership, as a Lender

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Managing Member of PennantPark Capital, LLC, the General Partner of the Fund

PENNANTPARK FLOATING RATE FUNDING I, LLC, as a Lender

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

INFUSYSTEM HOLDINGS, INC., a Delaware corporation

By:	/s/ Jonathan P. Foster
Name:	Jonathan P. Foster
Title:	Chief Financial Officer

INFUSYSTEM HOLDINGS USA, INC., a Delaware corporation

By:	/s/ Jonathan P. Foster
Name:	Jonathan P. Foster
Title:	Chief Financial Officer

INFUSYSTEM, INC., a California corporation

By:	/s/ Jonathan P. Foster
Name:	Jonathan P. Foster
Title:	Chief Financial Officer

FIRST BIOMEDICAL, INC., a Kansas corporation

By:	/s/ Jonathan P. Foster
Name:	Jonathan P. Foster
Title:	Chief Financial Officer

ANNEX A

(attached)

Schedule E-1

Location of Eligible Inventory

Tenant	Address	City	State	Zip
InfuSystem, Inc.	31700 Research Park Drive	Madison Heights	Michigan	48071
First Biomedical, Inc.	11102-11134 Strang Line Road	Lenexa	Kansas	66215
First Biomedical, Inc.	882 Jan Mar Ct.	Olathe	Kansas	66061
First Biomedical, Inc.	878 Jan Mar Ct.	Olathe	Kansas	66061
First Biomedical, Inc.	15339 S US-169 Hwy	Olathe	Kansas	66062
First Biomedical, Inc.	12015 Mora Drive, Unit 6	Santa Fe Springs	California	90670

Schedule 4.24(a)

Location of Inventory (other than Fixed Assets)

Tenant	Address	City	State	Zip
InfuSystem, Inc.	31700 Research Park Drive	Madison Heights	Michigan	48071
First Biomedical, Inc.	11102-11134 Strang Line Road	Lenexa	Kansas	66215
First Biomedical, Inc.	882 Jan Mar Ct.	Olathe	Kansas	66061
First Biomedical, Inc.	878 Jan Mar Ct.	Olathe	Kansas	66061
First Biomedical, Inc.	15339 S US-169 Hwy	Olathe	Kansas	66062
First Biomedical, Inc.	12015 Mora Drive, Unit 6	Santa Fe Springs	California	90670